UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4740 Green River Road, Suite 106

Corona, California 92880

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2018, ADOMANI, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect an amendment to reduce the authorized number of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), from 2,000,000,000 to 350,000,000 and to reduce the authorized number of shares of the Company’s preferred stock, par value $0.00001 per share (the “Preferred Stock”), from 100,000,000 to 5,000,000. The Company’s stockholders approved of the Certificate of Amendment at the Company’s 2018 Annual Meeting of Stockholders held on June 7, 2018 (the “Annual Meeting”), as further described below.

The Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the four proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2018, as set forth below.

Proposal 1

The Company’s stockholders elected John F. Perkowski to serve as the Class I Director on the Company’s Board of Directors (the “Board”) to serve a three-year term that will expire at the Company’s 2021 Annual Meeting of Stockholders and at such time as his successor has been duly elected and qualified or his earlier resignation or removal, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Perkowski	23,577,858	38,522,589	5,364,859

Proposal 2

The Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the authorized number of shares of Common Stock from 2,000,000,000 to 350,000,000 and to reduce the authorized number of shares of Preferred Stock from 100,000,000 to 5,000,000, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
52,131,709	9,968,704	34	5,364,859

Proposal 3

The Company’s stockholders did not approve of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-10, with the exact ratio of the reverse stock split to be determined by the Board, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,897,668	38,680,627	2,887,011	0

Proposal 4

The Company’s stockholders did not approve of the proposal adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2 and 3, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,795,783	37,316,488	2,353,035	0

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: June 11, 2018	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company